Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Serina Therapeutics, Inc. (the “Company”) for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steve Ledger, Interim Chief Executive Officer, and Andrea E. Park, Interim Chief Financial Officer and Chief Accounting Officer, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2024

/s/ Steve Ledger
Steve Ledger
Interim Chief Executive Officer

/s/ Andrea E. Park
Andrea E. Park
Interim Chief Financial Officer and Chief Accounting Officer